UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2024

CACTUS ACQUISITION CORP. 1 LIMITED
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40981	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4B Cedar Brook Drive
Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

(609) 495-2222
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half redeemable warrant	CCTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CCTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Sponsor Alliance

On April 29, 2024, Cactus Acquisition Corp. 1 Limited (the “Company”) entered into a sponsor securities purchase agreement (the “Purchase Agreement”) with the Company’s sponsor, EVGI Limited (the “Sponsor”) and ARWM Inc Pte. Ltd. (the “Purchaser”), pursuant to which, on May 16, 2024, the Sponsor transferred to the Purchaser (a) an aggregate of 2,360,000 founders’ shares (“Founders’ Shares”), consisting of 2,359,999 Class A ordinary shares, par value $0.0001 of the Company (“Class A ordinary shares”) or 46.50% of the outstanding Class A Ordinary Shares, and one Class B ordinary share, par value $0.0001, of the Company (“Class B ordinary share”), or 100% of the outstanding Class B Ordinary Shares, and (b) 3,893,334 private placement warrants (“Private Warrants”) (collectively, the “Transferred Securities”). The Transferred Securities collectively constituted 93.3% of the securities of the Company owned by the Sponsor prior to the transaction. 170,000 Class A Ordinary Shares, or 3.36% of the outstanding Class A Ordinary Shares were transferred to the former directors. Cactus Healthcare Management LP, a Delaware limited partnership (the “Original Sponsor”) has retained 632,500 Class A Ordinary Shares, or 12.46% of the outstanding Class A Ordinary Shares, and 973,333 Private Warrants. The transfer of Founders’ Shares and Private Warrants to the Purchaser pursuant to the Purchase Agreement is referred to as the “Transfer.” The Transfer, all agreements executed in connection with the Transfer (including the transactions contemplated therein) and the Management Change (as defined below) are referred to as the “Sponsor Alliance.”

In connection with the Sponsor Alliance, the Company, the Sponsor and the Purchaser entered into a joinder agreement (the “Registration Rights Joinder Agreement”) to the registration rights agreement, dated November 2, 2021, by and among the Company, the Sponsor and any other holders of the Company’s securities who become party thereto from time to time (the “Registration Rights Agreement”) whereby (i) the Sponsor assigned its rights under the Registration Rights Agreement with respect to the Transferred Securities to the Purchaser, and (ii) the Purchaser became party to the Registration Rights Agreement.

As part of the closing of the Sponsor Alliance on May 16, 2024, the Company introduced a change in management (the “Management Change”) and the board of directors of the Company (“Board”) as follows: (i) Stephen T. Wills tendered his resignation as Chief Financial Officer, initially effective upon the closing but subsequently extended to May 31, 2024; and (ii) , Emmanuel Meyer, Joep Thomassen and Huiyan Geng resigned as members of the Board of Directors, effective upon the closing. Also effective as of the closing on May 16, 2024, Adam John Ridgway, Jeffrey Brian LeBlanc and Terry Allan Farris (collectively, the “New Directors”) were appointed to the Board by the Purchaser, as the holder of the sole outstanding Class B ordinary share.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Joinder Agreement, do not purport to be complete, and are qualified in their entirety by reference to the full text of the applicable documents, which are incorporated by reference herein and filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors

On May 16, 2024, each of Emmanuel Meyer, Huiyan Geng and Joseph C Thomassen, resigned as members of the Board of Directors, effective upon the closing of the Transfer. Each such resigning Board member informed the Company that he or she was resigning from his or her role to pursue other opportunities. There were no disagreements between the Company and any such resigning director on any matter related to the Company’s operations, policies or practices.

Appointment of New Directors

On May16, 2024, effective immediately upon the closing of the Transfer, each of the New Directors was appointed to the Board by the Purchaser, as the holder of the sole outstanding Class B ordinary share. The New Directors are expected to serve on the following committees of the Board:

Terry Farris: audit committee and compensation committee
Adam Ridgway: audit committee
Jeffrey LeBlanc: audit committee and compensation committee

As with all current directors of the Company, the New Directors, as well, will not be party to or participate in any material compensatory plan, contract or arrangement (whether or not written) of the Company. Furthermore, none of the New Directors has had a direct or indirect material interest in any transaction with the Company since the beginning of 2023, or in any currently proposed transaction, that is required to be disclosed under Item 404(a) of Regulation S-K of the U.S Securities and Exchange Commission.

Biographical information concerning the New Directors is provided below:

Terry Farris is based in Southeast Asia and has over 30 years of experience in international commerce, financial services, social enterprise and philanthropy. Mr Farris currently serves on the board of the Ramon Aboitiz Foundation, is the founder and chairman of the Asia Impact Foundation, and is a board member for a number of other for profit enterprises. He was formerly with UBS Private Bank (Singapore), DBS Private Bank (Singapore) and MeesPierson Bank.

Adam Ridgway is based in Dubai in the United Arab Emirates and has over 20 years of experience as a successful entrepreneur, who has started, scaled and exited four businesses. Mr Ridgway is the founder and Chief Executive Officer of the award winning global electric mobility company ONE MOTO. Prior to embarking on his entrepreneurial career, Mr Ridgway held positions with the BBC and Endemol Shine in the United Kingdom.

Jeffrey LeBlanc is a co-founder and managing sponsor of Winvest Acquisition Corporation, a NASDAQ listed special purpose acquisition company. Prior to this, he founded, successfully scaled and exited two businesses, Out of Print (acquired by Penguin Random House) and Litsy (acquired by LibraryThing). Mr LeBlanc was formerly with Greenlight Capital, GE Capital and McKinsey & Co. He has a Masters of Business Administration from Harvard University and a Bachelor of Science degree in Chemical Engineering from the Massachusetts Institute of Technology.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Sponsor Securities Purchase Agreement, dated April 29, 2024, by and among the Company, the Sponsor and Purchaser

10.2
Notice of Assignment of Rights Under, and Joinder, dated May 16, 2024, by and among the Company, the Sponsor and the Purchaser, with respect to the Registration Rights Agreement, dated November 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACTUS ACQUISITION CORP. 1 LIMITED

By:	/s/ Gary Challinor
Name:	Gary Challinor
Title:	Chief Executive Officer

Date: May 16, 2024